                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                  FORM 8 - K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):  JANUARY 3, 1997



                        COOPER & CHYAN TECHNOLOGY, INC.
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            (Exact Name of Registrant as Specified in Its Charter)


                                   DELAWARE
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                (State or Other Jurisdiction of Incorporation)


            0-26750                                  77-049778
            -------                                  ---------
   (Commission File Number)               (IRS Employer Identification No.)



     1601 SOUTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA             95014
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     (Address of Principal Executive Offices)                      (Zip Code)



                                (408) 366-6966
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             (Registrant's Telephone Number, Including Area Code)



                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)


This report on Form 8-K consists of 3 sequentially numbered pages. The exhibit index is located at sequentially numbered page 2.
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                   INFORMATION TO BE INCLUDED IN THE REPORT
                   ----------------------------------------

ITEM 5:  OTHER EVENTS.

     On January 3, 1996, Cooper & Chyan Technology, Inc. ("CCT") issued a press release concerning requests for additional information received from the Federal Trade Commission with respect to CCT's proposed merger with Cadence Design Systems, Inc. A copy of the press release is attached as an exhibit to this report on Form 8-K.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.
     ---------

     The following exhibit is filed herewith:

     99.01  Press Release dated January 3, 1997.



                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 COOPER & CHYAN TECHNOLOGY, INC.



Date:  January 6, 1996           By /s/ Robert D. Selvi
                                    -------------------
                                    Robert D. Selvi
                                    Chief Financial Officer


                               INDEX TO EXHIBITS
                               -----------------



 Exhibit
  Number            Description of Exhibit
----------   ------------------------------------

99.01        Press Release dated January 3, 1997.

                                       2